Exhibit 99.1

Rogers Comments on U.S. Department of Commerce Entity List Designation of Huawei and Affiliates

CHANDLER, Ariz.--(BUSINESS WIRE)--May 21, 2019--Rogers Corporation (NYSE:ROG) today commented that it has evaluated the recently issued U.S. Department of Commerce export control restrictions relating to Huawei Technologies Co. Ltd. and its affiliates (collectively, “Huawei”) and is implementing additional compliance processes for sales to Huawei’s fabricators and converters, which are Rogers’ direct customers. However, because of the uncertain impact of the new restrictions on Huawei’s global supply chain, it is unclear how demand for Rogers’ products may be affected. Accordingly, the Company is unable to determine what impact, if any, this may have on its financial performance for the second quarter of 2019. The Company will continue to monitor these developments and seek to maintain compliance with applicable laws.

About: Rogers Corporation
Rogers Corporation (NYSE:ROG) is a global leader in engineered materials to power, protect, and connect our world. With more than 180 years of materials science experience, Rogers delivers high-performance solutions that enable clean energy, internet connectivity, and safety and protection applications, as well as other technologies where reliability is critical. Rogers delivers Power Electronics Solutions for energy-efficient motor drives, e-Mobility and renewable energy; Elastomeric Material Solutions for sealing, vibration management and impact protection in mobile devices, transportation interiors, industrial equipment and performance apparel; and Advanced Connectivity Solutions for wireless infrastructure, automotive safety and radar systems. Headquartered in Arizona (USA), Rogers operates manufacturing facilities in the United States, China, Germany, Belgium, Hungary, and South Korea, with joint ventures and sales offices worldwide.

Safe Harbor Statement This release contains forward-looking statements, which concern our plans, objectives, outlook, goals, strategies, future events, future net sales or performance, capital expenditures, future restructuring, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this release and are subject to risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. Risks and uncertainties that could cause such results to differ include: failure to capitalize on, volatility within, or other adverse changes with respect to the Company's growth drivers, including advanced mobility and advanced connectivity, such as delays in adoption or implementation of new technologies; uncertain business, economic and political conditions in the United States and abroad, particularly in China, South Korea, Germany, Hungary and Belgium, where we maintain significant manufacturing, sales or administrative operations; the ongoing trade policy dispute between the United States and China, as well as adverse changes in trade policy, tariff regulation or other trade restrictions; changes in policy related to the specific national security concern of Huawei as a telecommunications equipment supplier; fluctuations in foreign currency exchange rates; the results of our research and development efforts; adverse competitive developments; business development transactions and related integration considerations, including failure to realize, or delays in the realization of anticipated benefits of such transactions; the outcome of ongoing and future litigation, including our asbestos-related product liability litigation; inability to obtain raw materials, including commodities, from single or limited source suppliers in a timely and cost effective manner; uncertainties with regard to the timing, expense and cash outlays associated with the termination and settlement of the Rogers Corporation Defined Benefit Pension Plan; and changes in laws and regulations applicable to our business. For additional information about the risks, uncertainties and other factors that may affect our business, please see our most recent annual report on Form 10-K and any subsequent reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q. Rogers Corporation assumes no responsibility to update any forward-looking statements contained herein except as required by law.

CONTACT:
Investor contact:
Steve Haymore
Phone: 480.917.6026
Email: investor.relations@rogerscorporation.com